NEWS RELEASE
FOR IMMEDIATE RELEASE	Contact: Matt Brown, SVP & CFO
U.S. Concrete, Inc.
817-835-4105
U.S. CONCRETE ANNOUNCES COMMENCEMENT OF EXCHANGE OFFER FOR ALL 9.5% CONVERTIBLE SECURED NOTES DUE 2015
EULESS, TEXAS – February 6, 2013 – U.S. Concrete, Inc. (NASDAQ: USCR) announced today that it has commenced an offer to exchange up to $69,300,000 aggregate principal amount of newly issued 9.5% Senior Secured Notes due 2015 (“New Notes”) for all of the Company’s outstanding 9.5% Convertible Secured Notes due 2015 (CUSIP Nos. 90333LAE2 and 90333LAF9) (the “Convertible Notes”). The exchange offer and related consent solicitation (the “Exchange Offer”) is being made upon the terms and subject to the conditions set forth in the company’s Preliminary Prospectus, dated February 6, 2013 (the “Prospectus”), and the related Letter of Transmittal & Consent (the “Letter of Transmittal”). The Exchange Offer will expire at 5:00 pm, New York City time, on Friday, March 15, 2013, unless it is extended or earlier terminated by the company (as may be extended by the company, the “Expiration Date”). As of the date hereof, there is $55,000,000 aggregate principal amount of Convertible Notes outstanding, which are currently convertible at a conversion rate of 95.23809524 shares of the Company’s common stock per $1,000 principal amount of Convertible Notes, or a conversion price of approximately $10.50 per share.
Upon the terms and subject to the conditions of the Exchange Offer, holders of Convertible Notes who validly tender and do not properly withdraw their Convertible Notes prior to 5:00 pm, New York City time, on the Expiration Date, will receive, for each $1,000 principal amount of Convertible Notes accepted for exchange, $1,260 principal amount of New Notes. The Convertible Notes may only be delivered in amounts equal to minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. However, the New Notes will be issued in denominations of $1.00 and integral multiples of $1.00 in excess thereof.
The terms and conditions of the Exchange Offer appear in the Prospectus and the Letter of Transmittal, both of which will be distributed to all holders of the Convertible Notes. The Exchange

Offer is subject to minimum tender conditions and certain other conditions as more fully described in the Prospectus, including the receipt of sufficient consents to amend the terms of the indenture governing the Convertible Notes, the security documents governing the Convertible Notes and the related intercreditor agreement, in order to eliminate substantially all of the restrictive covenants contained in the indenture governing the Convertible Notes and provide for a release of all of the collateral securing the Convertible Notes. The Company expressly reserves the right to waive these conditions in whole or in part at any or at various times.
As previously disclosed, on December 20, 2012, the Company entered into Exchange and Consent Agreements (the “Exchange and Consent Agreements”) with two security holders who have indicated to the Company that they hold an aggregate of approximately 63% of the Company's outstanding Convertible Notes. Pursuant to the Exchange and Consent Agreements, those security holders have agreed to exchange their Convertible Notes in the Exchange Offer (the Exchange Offer is conditioned upon, among other things, at least 82.5% of the outstanding principal amount of Convertible Notes having been validly tendered and not properly withdrawn on or prior to the Expiration Date).
None of the Company, its management or board of directors or the exchange and information agent makes any recommendation to any holder of Convertible Notes as to whether to tender any Convertible Notes in the Exchange Offer. None of the Company, its management or board of directors or the exchange and information agent has authorized any person to give any information or to make any representation in connection with the Exchange Offer other than the information and representations contained in the Prospectus or in the Letter of Transmittal.
Information on the Offer
Global Bondholder Services Corporation has been appointed as exchange agent and information agent for the Exchange Offer. Questions regarding the Exchange Offer should be directed to Global Bondholder Services Corporation, at (866) 924-2200 (toll-free). Requests for copies of the Prospectus and the Letter of Transmittal should also be directed to Global Bondholder Services Corporation by phone at (212) 430-3774 (for banks and brokers) and (866) 924-2200 (for all other callers) or in writing at 65 Broadway, Suite 404, New York, New York 10006.
A Registration Statement on Form S-4 (the “Registration Statement”), which includes the Prospectus and the Letter of Transmittal, relating to the Exchange Offer and the New Notes offered thereby has been filed with the Securities and Exchange Commission but has not yet become effective.

Holders of Convertible Notes are urged to read the Registration Statement, including the Prospectus, and the exhibits to those filings, including the Letter of Transmittal, carefully before making any decision with respect to the Exchange Offer because they contain important information regarding the Exchange Offer.
This press release is for informational purposes only and does not constitute an offer to purchase, a solicitation of an offer to purchase, or an offer to sell or solicitation of an offer to sell any securities. The Exchange Offer may be made only pursuant to the terms and conditions of the Prospectus, the Letter of Transmittal and the other related materials. The securities offered in the Exchange Offer may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.
The Registration Statement, Prospectus, the Letter of Transmittal and other related Offer materials including the Schedule TO will be available, free of charge, at the SEC’s website (www.sec.gov), at the Company’s website (www.us-concrete.com) or by contacting U.S. Concrete, Inc. at 817-835-4111 or email lrussell@us-concrete.com.
About U.S. Concrete, Inc.
U.S. Concrete services the construction industry in several major markets in the United States through its two business segments: ready-mixed concrete and concrete-related products; and precast concrete products. As of the date of this press release, the Company has 101 fixed and 12 portable ready-mixed concrete plants, one precast concrete plant and seven producing aggregates facilities. During 2011, these plant facilities produced approximately 4.3 million cubic yards of ready-mixed concrete from continuing operations and 3 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains various forward-looking statements and information that are based on management's beliefs, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. U.S. Concrete disclaims any obligation to update these statements and cautions you not to rely unduly on them. Although U.S. Concrete believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the possibility that the anticipated benefits from such activities, events, developments or transactions cannot be fully realized or the possibility that costs or difficulties related thereto will be greater than expected. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Additional risks affecting U.S. Concrete are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission; including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2011 and its subsequent filings on Form 10-Q and the Registration Statement.

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